UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 18, 2010
Commercial Vehicle Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34365	41-1990662

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7800 Walton Parkway, New Albany, Ohio	43054

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 614-289-5360
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On March 18, 2010, Commercial Vehicle Group, Inc. (the “Company”) issued a press release announcing that it had commenced an underwritten public offering of 3,800,000 shares of its common stock pursuant to an effective shelf registration statement on Form S-3 (Reg. No. 333-163276) previously filed with the Securities and Exchange Commission. All of the shares will be offered by the Company. The Company will grant the underwriter in the offering an option to purchase up to 570,000 additional shares of common stock at the public offering price less the underwriting discount to cover any over-allotments. Robert W. Baird & Co. Incorporated will act as the underwriter for the offering.
A copy of the press release announcing the commencement of offering is furnished hereto as Exhibit 99.1 and is incorporated by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release issued March 18, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Commercial Vehicle Group, Inc.
March 18, 2010	By:	/s/ Chad M. Utrup
		Name:	Chard M. Utrup
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release issued March 18, 2010.